T. Rowe Price Tax-Free Income Fund, Inc.

T. Rowe Price Tax-Free Income Fund—Advisor Class

Supplement to prospectus dated July 1, 2007

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective November 1, 2007, Konstantine B. Mallas will become Co-chairman of the Investment Advisory Committee along with current Chairman, Mary J. Miller. He currently serves as a member of the Investment Advisory Committee and vice president of the fund. Mr. Mallas joined T. Rowe Price in 1987 and has been managing investments since 1991.

The date of this supplement is October 15, 2007.

C03-041 10/15/07